UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

April 23, 2008
(April 23, 2008)
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)

SAFECO CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Washington	001-6563	91-0742146
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

Safeco Plaza, 1001 Fourth Avenue, Seattle, Washington 98154
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(206) 545-5000
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

NOT APPLICABLE
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 23, 2008, Safeco Corporation ("Safeco") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Liberty Mutual Insurance Company, a Massachusetts stock insurance company ("Liberty Mutual"), and Big Apple Merger Corporation, a Washington corporation and a wholly owned subsidiary of Liberty Mutual (“Merger Sub”).

Subject to the terms and conditions of the Merger Agreement, Merger Sub will merge with and into Safeco, with Safeco continuing as the surviving corporation and a wholly owned subsidiary of Liberty Mutual (the “Merger”).  At the effective time of the Merger, each outstanding share of common stock of Safeco, other than shares owned by Safeco or Liberty Mutual and any dissenting shares, will be automatically converted into the right to receive $68.25 in cash, without interest, subject to any applicable withholding tax.  The transaction is subject to approval by Safeco's shareholders as well as customary regulatory approvals and conditions.  The transaction is not subject to financing contingencies and is expected to close by the end of the third quarter of 2008.  Safeco will continue to pay its regular quarterly cash dividend consistent with past practice pending the closing of the transaction.

Safeco has made customary representations, warranties and covenants in the Merger Agreement, including covenants relating to obtaining the requisite approval of Safeco's shareholders, Safeco's conduct of business between the date of the signing of the Merger Agreement and the closing of the Merger and, subject to certain exceptions, Safeco's agreement not to solicit, enter into discussions regarding, or provide non-public material information in connection with, alternative transactions.

The Merger Agreement has been approved by Safeco's and Liberty Mutual's respective boards of directors.  The consummation of the Merger is subject to a number of customary closing conditions, including, but not limited to, (i) approval of the Merger Agreement by shareholders of Safeco, (ii) expiration or termination of the applicable Hart-Scott-Rodino Act waiting period, (iii) receipt of specified governmental and regulatory consents and approvals, (iv) the absence of any law, order or injunction prohibiting the consummation of the Merger and (v) the absence of any material governmental litigation seeking to challenge, restrain, or prohibit consummation of the Merger.

The Merger Agreement contains certain termination rights for both Safeco and Liberty Mutual, and further provides that, upon termination of the Merger Agreement under specified circumstances, Safeco may be required to pay Liberty Mutual a termination fee of $182.5 million.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Statements

The Merger Agreement has been included to provide investors and security holders with information regarding its terms and conditions.  It is not intended to provide any other factual information about Safeco.  The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of specific dates, were for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement.  The representations, warranties and covenants therein may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Safeco or its respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Safeco's public disclosures.

Item 5.01	Changes in Control of Registrant

If the Merger is consummated, there will be a change in control of Safeco.  See the disclosure regarding the Merger and the Merger Agreement under Item 1.01 above for additional information.

Item 8.01	Other Events

On April 23, 2008, Safeco and Liberty Mutual issued a joint press release announcing their entry into the Merger Agreement.  The joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Due to the proposed Merger described in Item 1.01, Safeco's annual meeting of shareholders to have been held on May 7, 2008, has been postponed in order to allow Safeco to combine its annual meeting with the special meeting of Safeco shareholders required to vote on the proposed Merger.  Safeco will provide information on the timing of the annual and special shareholders meeting to approve the Merger when available.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibits are included with this Current Report on Form 8-K:

Exhibit 2.1	Agreement and Plan of Merger by and among Liberty Mutual Insurance Company, Big Apple Merger Corporation, and Safeco, dated as of April 23, 2008.

Exhibit 99.1	News release dated April 23, 2008.

FORWARD LOOKING STATEMENTS

This communication, and other statements that Safeco may make, including statements about the benefits of Liberty Mutual's proposed acquisition of Safeco (the "Acquisition"), may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, with respect to Safeco's anticipated financial performance, business prospects and plans, and similar matters.  Forward-looking statements are typically identified by words or phrases such as "will," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "forecast," and other words and terms of similar meaning.

Safeco cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  Forward-looking statements speak only as of the date they are made, and Safeco assumes no duty to and does not undertake to update forward-looking statements.  Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.  In addition to factors previously disclosed in Safeco's documents filed with or furnished to the Securities and Exchange Commission (the "SEC") and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the introduction, withdrawal, success and timing of business initiatives and strategies; the approval of publicly filed rate adjustments; changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in demand for products or services or in the value of our investment portfolio; the impact of increased competition; the impact of capital improvement projects; the impact of future acquisitions or divestitures; the unfavorable resolution of legal proceedings; the impact, extent and timing of technological changes and the adequacy of intellectual property protection; the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of governmental agencies relating to Safeco and its business and operations; terrorist activities and international hostilities, which may adversely affect the general economy, financial and capital markets, specific industries and Safeco and its business and operations; the occurrence, geographic areas impacted and severity of earthquakes, hurricanes, tornadoes or other natural disasters; the ability to attract and retain highly talented professionals; the shareholders of Safeco may not approve the Acquisition at the special meeting of Safeco shareholders; Liberty Mutual and Safeco may be unable to obtain governmental and regulatory approvals required for the Acquisition, or required governmental and regulatory approvals may delay the Acquisition or result in the imposition of conditions that could cause the parties to abandon the Acquisition; Liberty Mutual and Safeco may be unable to complete the Acquisition because, among other reasons, conditions to the closing of the Acquisition may not be satisfied or waived; and the outcome of any legal proceedings to the extent initiated against Safeco and others following the announcement of the Acquisition cannot be predicted.

Safeco's Annual Report on Form 10-K and Safeco's subsequent reports filed with the SEC, accessible on the SEC's website at http://www.sec.gov and on Safeco's website at http://www.safeco.com, discuss certain of these factors in more detail and identify additional factors that can affect forward-looking statements.  The information contained on our website is not a part of this communication.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the Acquisition, Safeco intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A.  INVESTORS AND SECURITY HOLDERS OF SAFECO ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SAFECO, LIBERTY MUTUAL AND THE ACQUISITION.  The Schedule 14A, the preliminary proxy statement and other relevant materials (when they become available), and any other documents filed by Safeco with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by directing a written request to: Safeco Corporation, Safeco Plaza, 1001 4th Avenue, Seattle, Washington 98185, Attention:  Investor Relations.

PARTICIPANTS IN THE SOLICITATION

Safeco and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of Safeco in connection with the Acquisition.  Information about the executive officers and directors of Safeco and their ownership of Safeco common stock is set forth in the proxy statement for Safeco's 2008 annual meeting of shareholders, which was filed with the SEC on March 25, 2008, but which meeting has been postponed.  Investors and security holders may obtain additional information regarding the direct and indirect interests of Safeco and its executive officers and directors in the Acquisition by reading the Schedule 14A and the preliminary proxy statement regarding the Acquisition when it becomes available.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Safeco Corporation
Registrant

Dated: April 23, 2008	/s/ Stephanie G. Daley-Watson
Stephanie G. Daley-Watson
Vice President, Secretary and Associate General Counsel